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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 1, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                1-10702               34-1531521
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(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)             File Number)        Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut        06880
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        (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         The Terex Corporation Board of Directors elected former U.S. Congressman J.C. Watts, Jr., 45, to the Company's Board effective January 7, 2003. Congressman Watts represented Oklahoma's 4th District in the U.S. House of Representatives for eight years until January 7, 2003. Widely recognized for his unique leadership abilities, Congressman Watts was elected Chairman of the House Republican Conference in 1998 and was re-elected to the post unanimously two years later. He served on a number of key committees during his tenure in Congress, including the Armed Services Committee, the Select Homeland Security Committee, the Military Readiness Subcommittee, and the Procurement Subcommittee. As a rising star in his party, Congressman Watts also served as Honorary Co-Chairman of the 2000 Republican National Convention that nominated George W. Bush for the presidency.

         Mr. Watts fills a vacancy on the Board created by the retirement of Marvin Rosenberg effective at the conclusion of 2002. Mr. Rosenberg had been a member of the Company's Board since 1992. Previously, Mr. Rosenberg served as the Company's Senior Vice President, Secretary and General Counsel from 1994 until his retirement as an active employee at the end of 1997. Prior to that, Mr. Rosenberg was Secretary and General Counsel of Terex from 1987 through 1994.

Item 7.  Financial Statements and Exhibits

 (c)  Exhibits

99.1 Press Release, dated January 6, 2003, announcing the retirement of Marvin Rosenberg from the Terex Corporation Board of Directors.

99.2 Press Release, dated January 8, 2003, announcing the appointment of J.C. Watts, Jr. to the Terex Corporation Board of Directors.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2003

                                                         TEREX CORPORATION

                                                         By:  /s/ Eric I Cohen
                                                                  Eric I Cohen
                                                         Senior Vice President